Form 10-K 1995                          Stone & Webster, Incorporated

Exhibit (10) (e) (i)

                    EMPLOYMENT AGREEMENT

             AGREEMENT by and between STONE & WEBSTER,
INCORPORATED, a Delaware corporation (the "Company"), and H. KERNER SMITH (the "Executive"), dated as of February 12, 1996.

             WHEREAS, the Company desires to employ the Executive and to enter into an agreement embodying the terms of such employment (this "Agreement") and the Executive desires to enter into this Agreement and to accept such employment, subject to the terms of this Agreement; and

             WHEREAS, in addition to providing in this Agreement for the terms of the Company's employment of the Executive, the Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its shareholders to enter into a Change of Control Employment Agreement with the Executive, dated as of the date hereof (the "Change of Control Employment Agreement"), simultaneously with the execution and delivery of this Agreement, so as to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in the Change of Control Employment Agreement) of the Company. NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Company and the Executive agree as follows:

1.      Term of Employment.

        The Company hereby employs the Executive, and the Executive hereby accepts such employment, for the period (the "Term of Employment") commencing February 12, 1996 and continuing until the earlier of (a) February 11, 1999, or (b) the termination of the Executive's employment in accordance with the terms of this Agreement; provided however, that the Term of Employment shall terminate, and (except as otherwise specifically provided herein) this Agreement shall terminate and be of no further force or effect, immediately upon the occurrence of the Effective Date under the Change of Control Employment Agreement.

2.      Positions, Duties and Responsibilities.

             (a) Board Positions. Simultaneously with the execution and delivery of this Agreement, the Executive is being elected to the Board as a member of the class of directors with the term expiring in 1997. If the current Chairman of the Board does not seek reelection as, or is not reelected as, Chairman of the Board









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Form 10-K 1995                          Stone & Webster, Incorporated

immediately following the annual meeting of stockholders of the Company in 1996 (or any meeting of stockholders held in lieu of such meeting), it is the intention of the Board, the Company and the Executive that the Executive shall be considered for election as Chairman of the Board at such time. It is also the intention of the Board, the Company and the Executive that the Executive shall be elected Chairman of the Board immediately following the annual meeting of stockholders of the Company in 1997 (or any meeting of stockholders held in lieu of such meeting).

             (b) Executive Positions and Duties. During the Term of Employment, the Executive shall serve as the President and Chief Executive Officer of the Company and shall perform the duties incident to such offices, including the general management of the affairs of the Company, and such other executive duties as may from time to time be assigned to the Executive by the Board. The Executive shall report directly to the Board and shall be subject to its direction. The Executive agrees to devote his full-time and best efforts to the performance and discharge of his duties and responsibilities and, subject to Section 2(d) of this Agreement, agrees not to engage in any other business activity whatsoever during the Term of Employment, whether or not for profit.

             (c) Acceptance of Services for Affiliates. The Executive agrees to serve as an officer or director of any Affiliate (as hereinafter defined) if elected to any such position by the Board or by the board of directors or similar governing body of an Affiliate, and to perform such services for any such Affiliate as may be assigned or as may be necessary as a result of such position, without additional compensation therefor other than that specified in this Agreement; provided, however, that the Executive shall be indemnified by the Company or such Affiliate in serving in such positions or performing such services to the same extent as the Executive is indemnified by the Company in serving as a member of the Board or officer of the Company.

             (d) Other Activities. Nothing in this Agreement shall preclude the Executive from:

             (i) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations or charitable organizations;

             (ii) engaging in charitable activities and community affairs;

             (iii)managing his personal investments and affairs;

             (iv) fulfilling his obligations under the Consultancy Agreement dated September 30, 1994 with his former employer; and









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Form 10-K 1995                          Stone & Webster, Incorporated

             (v) managing, or engaging in activities arising out of, his wholly-owned company with respect to matters or projects initiated prior to the date of this Agreement,

provided that (A) such activities do not materially interfere with the performance of the Executive's duties and responsibilities as the Company's President and Chief Executive Officer, (B) such activities do not conflict with the Company's policies concerning conflicts of interest or with the business of the Company or any Affiliate in any way, and (C) the Executive keeps the Board informed about any such directorship or if any such activities can reasonably be expected to generate publicity. The executive has delivered to the Chairman of the Board (and a copy has been circulated to members of the Compensation Committee of the Board) a letter describing his obligations under the Consultancy Agreement referred to in Section 2(d)(iv) of this Agreement and the matters or projects referred to in Section 2(d)(v) of this Agreement.

3.      Place of Employment/Relocation Expenses.

             (a) The Company acknowledges and accepts that the Executive intends to continue his personal residency in Massachusetts and the Company shall not require the Executive to relocate his personal residence during the Term of Employment. The Company shall pay or reimburse the Executive for (i) all reasonable living costs incurred in the New York City area and (ii) reasonable expenses incurred by the Executive in commuting between the Boston metropolitan area and the New York City metropolitan area. At the election of the Executive, reasonable living costs in the New York City area may include the rental of an apartment in New York City provided that the aggregate monthly costs related to such rental shall not exceed $5,000 per month. The Company will maintain for the Executive an office and related support staff and assistance in both the Company's principal executive offices in New York City and in the executive offices of the Company's Major Subsidiary (as hereinafter defined) in Boston.

        (b) If during the Term of Employment, the Executive should decide to relocate his personal residence in Massachusetts to the New York City metropolitan area, the following shall apply:

                  (i) The Company shall pay all reasonable costs of moving incurred by the Executive in connection with the Executive's relocation of his principal residence to the New York City metropolitan area, including packing, unpacking, insurance and the movement of household items and family vehicles.

                  (ii) With respect to the sale of the Executive's present home in Massachusetts, the Company shall arrange for the payment in cash to the Executive of the difference between the appraised fair market value of such present residence and the existing mortgage loan relating to such residence prior to the actual sale of said residence. Such payment may be made through arrangements made by the Company with a relocation service.





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Form 10-K 1995                          Stone & Webster, Incorporated

                  (iii)The Company shall reimburse the Executive for reasonable expenses incurred by the Executive and his spouse in travelling to and residing in the New York City area in connection with the Executive's eventual relocation, including meals, lodging, transportation, and incidental expenses for the purpose of locating a new residence.

             (c) The Executive shall furnish the Company with reasonably detailed receipts or other written evidence for all expenses of the Executive to be paid by the Company or for which the Executive shall be entitled to reimbursement, pursuant to this Section 3.

            (d) It is the intention of the Company and the Executive that all expenses to be paid by the Company or for which the Executive shall be entitled to reimbursement pursuant to this Section 3 are to be treated as reasonable business expenses of the Company and that such payment or reimbursement shall not result in taxable income to the Executive. If, notwithstanding such intention and the taking by both the Company and the Executive of all reasonable and appropriate steps to implement such intention, it shall be determined that the payment or reimbursement of any expense pursuant to this Section 3 shall have subjected the Executive to the payment of any federal, state or local tax (which, together with any interest or penalties imposed with respect to such taxes, is herein called "Taxes on Reimbursement"), then the Executive shall be entitled to receive an additional payment (a
"Reimbursement Gross-Up Payment") in an amount such that after payment by the Executive of all Taxes on Reimbursement and all taxes (including any interest or penalties) with respect to the Reimbursement Gross-Up Payment, the Executive shall not suffer any after-tax cost as a result of the payment or reimbursement of expenses pursuant to this Section 3.

4.      Compensation.

             (a) Base Salary. During the first year of the Term of Employment, the Company shall pay the Executive an annual base salary ("Base Salary") of Five Hundred Thousand Dollars ($500,000), payable in arrears in equal periodic installments in accordance with the normal payroll policies of the Company from time to time in effect, subject to withholding for Federal, state and local income taxes, FICA, FUTA and other legally required withholding taxes. During the Term of Employment, the Base Salary shall be subject to review at least annually by the Board provided that such review shall not result in a decrease in Base Salary unless such decrease is in conjunction with an across-the-board decrease in base salary applicable to all senior executives of the Company and its Major Subsidiary.









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
Form 10-K 1995                          Stone & Webster, Incorporated

             (b) Annual Bonuses. In addition to Base Salary, the Executive shall be awarded, for each fiscal ending during the Term of Employment, an annual bonus ("Annual Bonus") in cash of not less than (i) Two Hundred and Fifty Thousand Dollars ($250,000) for the fiscal year ending December 31, 1996 and (ii) 50% of Base Salary, as in effect on the last day such fiscal year, for the fiscal years ending December 31, 1997 and 1998. The amount of each such Annual Bonus may be larger based upon the Executive's performance and the discretion of the Board. Each such Annual Bonus shall be paid no later than March 31 of the year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus. It is the intent of the parties that a new long-term performance plan (the "New LTPP") based upon the Company's financial strategic plan and long-term objectives will be developed for the Company by the management of the Company (under the direction of the Compensation Committee of the Board and in consultation with the Company's compensation consultants) and presented to the Board for approval and that the New LTPP will provide for minimum, target (equalling a significant portion of the base salary of the participants therein) and maximum awards based upon the extent to which performance goals determined by the Compensation Committee of the Board are achieved. If the New LTPP is adopted and the Executive is awarded an award thereunder payable with respect to the fiscal years ending December 31, 1997 or 1998 then such award (regardless of the amount) shall substitute for the Annual Bonus provided for in this Section 4(b) for such fiscal year.

             (c) Stock Option Award. Simultaneously with the execution and delivery of this Agreement, the Company is granting the Executive a ten-year option, in the form attached to this Agreement as Exhibit A, to purchase 100,000 shares of Company Common Stock at an exercise price equal to the fair market value per share of Common Stock at the time of grant (the "Stock Option Grant").

5.      Plans and Fringe Benefits.

             (a) During the Term of Employment, the Executive (i) shall be entitled to participate in all incentive, savings and retirement plans, practices, policies, and programs applicable generally to other senior level executives of the Company and its Major Subsidiary (including, but not limited to, the Company's Restricted Stock Plan, Employee Investment Plan, Employee Stock Ownership Plan, Payroll-based Employee Stock Ownership Plan, Employee Retirement Plan, Supplemental Retirement Plan and Stock Option Plan) and (ii) shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its Major Subsidiary (including, without limitation, medical, prescription, dental, disability, employee life (and, if applicable, supplemental term life insurance), group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other senior level executives of the Company and its Major Subsidiary.









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
Form 10-K 1995                          Stone & Webster, Incorporated

             (b) The Compensation Committee of the Board shall undertake a study by the end of 1996 to review the perquisites accorded chief executives of companies comparable to the Company in terms of industry, size and financial performance for the purpose of considering the adoption of perquisite plans and policies for the Executive comparable to those of such companies, including, without limitation, with respect to tax and financial planning services, supplemental insurance, club dues, an automobile and transportation and related expenses.

6.      Supplemental Pension.

        The Company shall provide the Executive with a supplemental employee retirement plan designed to provide the Executive with an annual pension benefit (payable to and during the life of the Executive in equal monthly installments and after his death to the spouse of the Executive to whom he is married as of the date of this Agreement, if she survives the Executive, in equal monthly installments in the same amount as the monthly installments payable during the life of the Executive) commencing when the Executive reaches age 60, which annual pension benefit (a) if the Executive remains employed by the Company until the Executive reaches age 60, will be equal to 25% of the average annual total compensation paid to the Executive during the three fiscal years immediately prior to the date on which the Executive reaches age 60 and (b) if the Executive's employment with the Company should terminate for any reason prior to the date on which the Executive reaches age 60, will be equal to the percentage (as hereinafter determined) of the average annual total compensation paid to the Executive during the three (or such fewer number of years that the Executive shall have been employed with the Company) fiscal years immediately prior to the date on which the Executive's employment with the Company shall have terminated, with such percentage equal to the product of (i) 3.125% and
(ii) a fraction, the numerator of which shall be the number of months from the date hereof to the date on which the Executive's employment with the Company shall have terminated and the denominator of which is 12. The Company's obligation under this Section 6 shall be offset by any other pension benefits paid to the Executive under other pension plans of the Company or its Affiliates. The Executive's rights to the accrued benefits under this Section
6 shall become fully vested immediately regardless of the period of the Executive's employment under this Agreement and the circumstances of the termination of the Executive's employment. The obligations of the Company under this Section 6 shall survive any termination of the Term of Employment or this Agreement.

7.      Reimbursement of Business and Other Expenses.

        The Company shall pay or reimburse the Executive for all reasonable, ordinary and necessary business expenses incurred or paid by the Executive during the Term of Employment in the performance of the Executive's services under this Agreement, in accordance with the operating policies of the Company and its Major Subsidiary as in effect from time to time, upon presentation of proper expense statements or vouchers or such other supporting documentation as the Company may reasonably require.




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Form 10-K 1995                          Stone & Webster, Incorporated

8.      Vacation.

        During the Term of Employment, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its Major Subsidiary but not less than four (4) weeks paid vacation each year.

9.      Termination.

             (a) General. The Executive's employment with the Company may be terminated during the Term of Employment only as provided in this Section

             (b) Termination Events. The Executive's employment with the Company shall terminate during the Term of Employment on the happening of the first to occur of the following:

                  (i)  the death, retirement or resignation of the Executive;

                  (ii) the termination by the Company of the Executive's employment with the Company for Disability (as hereinafter defined);

                  (iii)the termination by the Company of the Executive's employment with the Company for Cause (as hereinafter defined); provided, however, that a termination for Cause shall not take effect unless and until the following procedures are complied with:

                  (A) the Executive shall be given notice by the Board of the Company's intention to terminate the Executive's employment with the Company for Cause, which notice shall (x) state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (y) be given within six
                       (6) months of the Board's learning of such act or acts or failure or failures to act;

                  (B) the Executive shall have ten (10) calendar days following the Executive's receipt of the notice referred to in Section 9(b)(iii)(A) of this Agreement to give notice to the Company of a request for a hearing before the Board regarding the grounds on which the proposed termination for Cause is based, which hearing shall be held within twenty (20) calendar days following the Executive's receipt of the notice referred to in Section 9(b)(iii)(A) of this Agreement and at which hearing the Executive shall be given an opportunity, together with counsel, to be heard before the Board; and

                  (C) if, within five (5) calendar days following such hearing, there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of a majority of the entire membership of the Board at the meeting of the Board

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
Form 10-K 1995                          Stone & Webster, Incorporated

                       referred to in Section 9(b)(iii)(B) of this Agreement, finding that, in the good faith opinion of the Board, grounds for termination for Cause on the basis of the notice referred to in Section 9(b)(iii)(A) of this Agreement exist.

                  (iv) the termination by the Company of the Executive's employment other than for Cause; or

                  (v) the termination by the Executive of the Executive's employment with the Company for Constructive Termination Without
        Cause (as hereinafter defined); provided, however, that a termination for Constructive Termination Without Cause shall not take effect unless and until the Company shall be given notice by the Executive of the particular grounds on which the termination for Constructive Termination Without Cause is based.

             (c)  Termination Definitions.

                  (i) Disability. The term "Disability," as used herein shall mean the Executive's inability to perform substantially his duties hereunder because of physical or mental disability for a cumulative period of one hundred eighty (180) consecutive days or two hundred forty (240) days in any consecutive twelve (12) month period during the Term of Employment.

                  (ii) Cause.  The term "Cause" as used herein shall mean
        (A) the willful and continued failure of the Executive to perform substantially his duties hereunder (other than any such failure resulting from incapacity due to physical or mental disability) after a written demand for substantial performance is delivered to the Executive by the Board which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties or (B) the Executive personally engaging (as opposed to having acts or omissions of others attributed to him) in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this definition of Cause, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company.

                  (iii)Constructive Termination Without Cause. The term "Constructive Termination Without Cause" as used herein shall mean:

                  (A) a decrease in the Executive's Base Salary, a decrease in the Executive's Annual Bonus (or the amount the Executive's award under the New LTPP substituting for such Annual Bonus pursuant to Section 4(b) of this Agreement) or the termination of, or material reduction in, any incentive, savings, retirement, welfare benefit or perquisite plan, practice, policy or program enjoyed by the Executive, except any such decrease, termination or reduction therein made in conjunction with an across-the-board decrease,

Form 10-K 1995                          Stone & Webster, Incorporated

                       termination or reduction therein applicable to all senior executives of the Company and its Major Subsidiary;

                  (B) the failure to elect the Executive as Chairman of the Board immediately following the annual meeting of stockholders of the Company in 1997 (or any meeting of stockholders held in lieu of such annual meeting); or

                  (C) a material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as the President and Chief Executive Officer of the Company.

                  (iv) Date of Termination.  The term "Date of
        Termination" as used herein shall mean:

                  (A) with respect to termination due to death, retirement or resignation (other than for a Constructive Termination Without Cause) of the Executive, the date of death, retirement or resignation;

                  (B)  with respect to termination due to Disability, fifteen
                       (15) calendar days following the giving of notice by the Company to the Executive terminating the Executive's employment for Disability;

                  (C) with respect to termination due to termination by the Company for Cause, five (5) calendar days following
                       (x) the last day of the period during which the Executive may request a hearing before the Board pursuant to Section 9(b)(iii)(B) of this Agreement with respect to any notice of intent to terminate the Executive's employment for Cause given pursuant to
                       Section 9(b)(iii)(A) of this Agreement or (y) if the Executive requests a hearing before the Board pursuant to Section 9(b)(iii)(B) of this Agreement, then the date on which there shall have been delivered to the Executive a copy of the resolution required by Section 9(b)(iii)(C) of this Agreement (and if the copy of the resolution required by Section 9(b)(iii)(C) of this Agreement is not delivered to the Executive within the period set forth therein, no Date of Termination shall occur with respect to such notice of intent to terminate the Executive's employment for Cause);

                  (D) with respect to termination due to termination by the Company other than for Cause, five (5) calendar days following the giving of notice by the Company to the Executive terminating the Executive's employment for other than Cause; and

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
Form 10-K 1995                          Stone & Webster, Incorporated

                  (E) with respect to termination due to termination by the Executive for Constructive Termination Without
                       Cause, fifteen (15) calendar days following the giving of the notice by the Executive to the Company terminating the Executive's employment for Constructive Termination Without Cause pursuant to Section 9(b)(v) of this Agreement.

             (d)  Obligations of the Company upon Termination.

                  (i) Other than for Cause or Constructive Termination Without Cause. If, during the Term of Employment, the Company shall terminate the Executive's employment other than for Cause or the Executive shall terminate the Executive's employment for Constructive Termination Without Cause, then:

                       (A) the Company shall pay to the Executive in a lump sum in cash within thirty (30) days after the Date of Termination the sum of the following amounts (w) the Executive's Base Salary then in effect through the Date of Termination to the extent not theretofore paid, (x) the product of (I) the Executive's Annual Bonus in effect for the fiscal year in which the Date of Termination occurs (or if the New LTPP is in effect and the Executive has been awarded an award thereunder with respect to the fiscal year in which the Date of Termination occurs, then the amount of the Executive's maximum award under the LTPP substituting for such Annual Bonus pursuant to Section 4(b) of this Agreement) and (II) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is three hundred and sixty-five (365), (y) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid and (z) any other amounts earned, accrued or owing but not yet paid or reimbursed under Section 3, 4, 5 or 7 of this Agreement (the sum of the amounts described in this Section 9(d)(i)(A) (w), (x), (y) and (z) shall be hereinafter referred to as the "Accrued Obligations");

                       (B) the Company shall pay in thirty-six (36) monthly installments in cash at the end of each month commencing with the month next following the month in which the Date of Termination shall have occurred and continuing for a total of thirty-six (36) monthly installments an aggregate amount equal to the product of (x) three (3) and (y) the sum of (I) the Executive's Base Salary then in effect and (II) the Executive's Annual Bonus in effect for the fiscal year in which the Date of Termination occurs (or if the New LTPP is in effect and the Executive has been awarded an award thereunder with respect to the fiscal year in which the Date of termination occurs, then the amount of

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
Form 10-K 1995                          Stone & Webster, Incorporated

                  the Executive's maximum award under the LTPP substituting for such Annual Bonus pursuant to Section 4(b) of this Agreement, with the amount of each such monthly installment being such aggregate amount divided by thirty-six (36); provided, however, that at the Executive's election made within thirty (30) days after the Date of Termination, the Company shall pay the Executive the present value of the aggregate of the monthly installment payments provided for in this Section 9(d)(i)(B) in a lump sum (using as the discount rate the applicable Federal Rate for short-term Treasury obligations as published by the Internal Revenue Service for the month in which the Date of Termination occurs) in cash within thirty (30) days after the notice by the Executive of his election to be so paid;

                       (C)  for three (3) years after the Date of
                  Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 5(a)(ii) of this Agreement as if the Executive's employment had not been terminated, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies of the Company, the Executive shall be considered to have remained employed by the Company until three (3) years after the Date of Termination and to have retired on the last day of such period;

                       (D) for three (3) years after the Executive's Date of Termination, to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company or any of its Affiliates (other than any severance plan, program, policy or practice or contract or agreement not provided for in this Agreement);

                       (E) for three (3) years after the Executive's Date of Termination, the Executive shall be entitled to a continuation of an accrual of credited service for the purpose of the pension benefit provided pursuant to
                  Section 6 of this Agreement; and

Form 10-K 1995                          Stone & Webster, Incorporated

                       (F)  the Executive's benefits under this Section
                  9(d)(i) shall be considered severance pay in consideration of the Executive's past service and pay in consideration of the Executive's continued service from the date hereof, and in no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment.

                  (ii) Death, Retirement or Resignation.  If the
             Executive's employment is terminated by reason of the Executive's death, retirement or resignation (other than for a Constructive Termination without Cause) during the Term of Employment, this Agreement shall terminate without further obligations to the Executive or the Executive's legal representative under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of any amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company or any of its Affiliates, including, without limitation, those amounts or benefits to be paid or provided pursuant to the plans, programs, practices, policies, agreements or contracts referred to in Section 5(a), 5(b) or 6 of this Agreement (collectively, "Other Benefits"). Accrued Obligations shall be paid to the Executive or the Executive's estate or beneficiary, as applicable, in a lump sum in cash within thirty
             (30) days of the Date of Termination.

                  (iii)Disability.  If the Executive's employment is
             terminated by reason of the Executive's Disability during the Term of Employment, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within thirty (30) days of the Date of Termination.

                  (iv) Cause.  If the Executive's employment shall be
             terminated for Cause during the Term of Employment, this Agreement shall terminate without further obligations to the Executive, other than (A) the payment of (x) the Executive's Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid, and (z) and any other amounts earned, accrued owing, but not yet paid, under Sections 3 or 7 of this Agreement and (B) the timely payment or provision of Other Benefits.


             (e) Survival of the Obligations of the Company Upon Termination. The obligations of the Company under this Section 9 upon termina-tion of the Executive's employment under this Section 9 shall sur-vive any termination of the Term of Employment or this Agreement.

Form 10-K 1995                          Stone & Webster, Incorporated

10.     Term of Employment and Post-Employment Conduct.

        During the Term of Employment and for one (1) year from the Date of Termination if such termination results from the Executive's resignation (other than for a Constructive Termination without Cause) or the termination by the Company of the Executive's employment with the Company for Cause, the Executive will not, directly or indirectly: (a) engage, participate or be interested in as owner, officer, director, manager, employee, consultant or otherwise or have any financial interest in, or aid or assist anyone else in the conduct of, any business or activity in any jurisdiction which is at the time competitive with the business of the Company or its Affiliates as carried on as of such Date of Termination or is actively being considered as an additional business of the Company or its Affiliates on such Date of Termination (provided, however, that neither (A) the Executive's ownership of not more than 5% of the securities of any corporation or other entity which are traded on any securities exchange or in the over-the-counter market or (B) the Executive's engaging in the activities permitted under Section 2(d) of this Agreement shall constitute a violation of this Section 10(a); or (b) offer employment to, or consulting services to, or be employed by, or engage in consulting services with, persons (other than secretarial and clerical personnel) who were employed by the Company or its Affiliates during the twelve
(12) month period preceding such Date of Termination.

11.     Confidential Information.

        The Executive shall not, during the Term of Employment or at any time thereafter, use for his own benefit or for the benefit of others, divulge, furnish or make accessible to anyone other than the Company or its Affiliates or their respective directors, officers or employees, otherwise than in the regular course of the business of the Company, any knowledge or information coming into the Executive's possession during his employment with respect to
(a) confidential or secret documents, processes, plans, formulae, devices or material relating to the business and activities of the Company or its Affiliates, or (b) any other confidential or secret aspect of the business of the Company or its Affiliates, including, without limitation, any lists or other information with respect to any customers of the Company or its Affiliates, unless (i) any such information becomes generally available to the public other than as a result of disclosure by the Executive or (ii) the Executive is requested or required (by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any such information, in which case the Executive will
(A) promptly notify the Company of such request or requirement, so that the Company may seek an appropriate protective order, and (B) cooperate with the Company, at its expense, in seeking such an order.
Upon termination of the Executive's employment under this Agreement, the Executive, at the request of the Board, shall promptly deliver to the Company all written confidential or secret information of the Company or any of its Affiliates.

Form 10-K 1995                          Stone & Webster, Incorporated

12.     Unique Services.

        The Executive acknowledges and agrees that a breach by him of Section 10 or 11 of this Agreement will cause the Company irreparable injury and damage. The Executive, therefore, expressly agrees that the Company shall be entitled to injunctive or other equitable relief to prevent an anticipatory or continuing breach of Section 10 or 11 of this Agreement. Nothing herein shall be construed as a waiver by the Company of any right it may now have or hereafter acquire to monetary damages by reason of any injury to its property, business or reputation or otherwise arising out of any wrongful act or omission of the Executive.

13.     Scope of Restrictions.

        While the restrictions and covenants set forth in Sections 10 and 11 of this Agreement are considered by the parties to be reasonable in all the circumstances it is recognized that restrictions and covenants of the nature in question may fail for technical reasons unforeseen, and accordingly it is hereby agreed and declared that if any of such restrictions or covenants shall be adjudged to be void as going beyond what is reasonable in all the circumstances for the protection of the interests of the Company or any of its Affiliates but would be valid if part of the wording hereof were deleted or the periods (if any) thereof reduced or the range of activities or area dealt with hereby reduced in scope, the said restriction or covenant shall apply with such modifications as may be necessary to make it valid and effective.


14. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

        "Accrued Obligations" - see Section 9(d)(i)A of this Agreement.

        "Affiliate" shall mean an entity that, directly or indirectly, controls or is controlled by or under common control with the Company. For the purposes of this definition, the concept of "control," when used with respect to any specified person, shall signify the possession of the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or partnership or other ownership interests, by contract or otherwise; provided that, in any event, any person which owns directly or indirectly 20% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests of any other person is deemed to control such corporation or other person.

        "Agreement" - see the first Whereas clause of this Agreement.

        "Annual Bonus" - see Section 4(b) of this Agreement.

        "Base Salary" - see Section 4(a) of this Agreement.

        "Board" - see the second Whereas clause of this Agreement.

        "Cause" - see Section 9(c)(ii) of this Agreement.

Form 10-K 1995                          Stone & Webster, Incorporated

        "Change of Control Employment Agreement" - see the second Whereas clause of this Agreement.

        "Company" - see heading paragraph of this Agreement and Section 15(c) of this Agreement.

        "Constructive Termination Without Cause" - see Section 9(c)(iii) of this Agreement.

        "Date of Termination" - see Section 9(c)(iv) of this Agreement.

        "Disability" - see Section 9(c)(i) of this Agreement.

        "Executive" - see heading paragraph of this Agreement.

        "Major Subsidiary" shall mean Stone & Webster Engineering
        Corporation.

        "New LTPP" - see Section 4(b) of this Agreement.

        "Other Benefits" - see Section 9(d)(ii) of this Agreement.

        "Reimbursement Gross-Up Payment" - see Section 3(d) of this
        Agreement.

        "Stock Option Grant" - see Section 4(c) of this Agreement.

        "Taxes on Reimbursement" - see Section 3(d) of this Agreement.

        "Term of Employment" - see Section 1 of this Agreement.

15. Successors. (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

             (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

             (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

Form 10-K 1995                          Stone & Webster, Incorporated

16. Miscellaneous. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

             (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:        H. Kerner Smith
                            48 Carriage Way
                            Sudbury, Massachusetts 01776


If to the Company:          Stone & Webster, Incorporated
                            250 West 34th Street
                            New York, New York  10119
                            Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

             (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

             (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

             (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Constructive Termination Without Cause pursuant to this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

             (f) The Executive and the Company acknowledge that this Agreement, together with the executed and delivered Stock Option Grant and Change of Control Employment Agreement, constitute the entire agreement of the parties hereto with respect to the Executive's employment by the Company.

             (g) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original hereof but all of which together shall constitute one and the same document.

             IN WITNESS WHEREOF, the Executive has hereunto set the
Executive's hand and, pursuant to the authorization from the Board, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.
                                    16

Form 10-K 1995                          Stone & Webster, Incorporated

STONE & WEBSTER, INCORPORATED
             H. KERNER SMITH



By:

Name:
Title:

Form 10-K 1995                          Stone & Webster, Incorporated

                                                   Exhibit A

                     STOCK OPTION GRANT

                   (NON-QUALIFIED OPTIONS)

            To Purchase Shares of Common Stock of

                STONE & WEBSTER, INCORPORATED



        THIS CERTIFIES that on February 12, 1996 (the "Date of Grant"), H. Kerner Smith (the "Holder") was granted an option (the "Option") to purchase all or any part of One Hundred Thousand (100,000) fully paid and non-assessables shares (the "Shares") of Common Stock (the "Common Stock"), par value $1.00 per share, of Stone & Webster, Incorporated, a Delaware corporation
(the "Corporation"), at an exercise price of $[Insert Exercise Price] per Share (the "Exercise Price"), upon and subject to the terms and conditions of the 1995 Stock Option Plan of Stone & Webster, Incorporated (the "Plan") and subject to the following provisions.
        The Option and this Stock Option Grant shall not be treated as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        This Option may be exercised, in whole or in part, from time to time, during the period beginning on the Date of Grant and ending on February 11, 2006 (the "Expiration Date").

        To the extent that the Option shall not have been exercised in full prior to the Expiration Date, the Option shall immediately terminate on the Expiration Date and become void and of no further force or effect.

        All or any part of the Option then exercisable shall terminate (i) at the time the Holder's employment is terminated if the Holder's employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Corporation or a subsidiary, affiliated entity or customer of the Corporation, or for conflict of interest (other than legitimate competition), (ii) at the expiration of a period of one year after the Holder's death (but in no event later than the Expiration Date) if the Holder's employment is terminated by reason of his death, (iii) unless it is otherwise specifically provided herein, in the event of the Holder's retirement or disability, at the expiration of a period of three years after the Holder's employment is terminated because of retirement under the Employee Retirement Plan of Stone & Webster, Incorporated and Participating Subsidiaries or any successor plan thereto or disability (but in no event later than the Expiration
Date), or (iv) at the expiration of a period of three months after the Holder's employment is terminated (but in no event

Form 10-K 1995                          Stone & Webster, Incorporated

later than the Expiration Date) if the Holder's employment is terminated for any reason other than the reasons specified in clauses (i) through (iii) above.

        If prior to the complete exercise of the Option, the outstanding Shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Corporation or other securities of the Corporation by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of Shares subject to the Option, to the end that after such event the Shares subject to the Option shall be maintained as if the Holder had exercised the Option before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the Option or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Exercise Price.

        The Option and all rights granted hereunder shall be non-transferable unless by will or by the laws of descent and distribution, and during the lifetime of the Holder, the Option shall be exercisable only by the Holder.
Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, the Option or any right granted hereunder, contrary to the provisions of the Plan, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt.

        The Option shall be exercised by the delivery of a written notice duly signed by the Holder, together with this Stock Option Grant, and the full purchase price of the Shares purchased pursuant to the exercise of the Option, including any required withholding tax, to the Secretary of the Corporation or such other officer of the Corporation appointed for the purpose of receiving the same. The Option may not be exercised at any time when such Option, or the exercise thereof, may result in the violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

        Payment for the Shares purchased pursuant to the exercise of the Option shall be made in full to the Corporation at the time of the exercise of the Option by any one or more of the following methods: (i) in cash (including check, bank draft or money order), (ii) by delivery of other Shares of Common Stock (which Shares shall be endorsed in blank or accompanied by executed stock powers with signatures guaranteed by a recognized financial institution or a member of a national securities exchange), (iii) by delivery of any combination of cash and such other Shares, and (iv) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds to the Corporation to pay for the full purchase price of the Shares and applicable withholding taxes. If any such other

Form 10-K 1995                          Stone & Webster, Incorporated

Shares of Common Stock delivered as
provided above were acquired through the previous exercise of any Option granted to the Holder under the Plan, such Shares must have been held for at least six months prior to such delivery.

        If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall cause to be delivered to the person entitled thereto a new Stock Option Grant in replacement of this Stock Option Grant, if surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or this Stock Option Grant shall be endorsed to give effect to the partial exercise of the Option.

        In the event that the Holder elects to exercise the Option or any part thereof, and if the Corporation shall be required to withhold any amounts by reason of any Federal, state or local tax laws, rules or regulations with respect to the issuance of Shares to the Holder pursuant to the Option, the Corporation shall be entitled to deduct and withhold such amounts from any payments to be made to the Holder. In any event, the Holder shall make available to the Corporation, promptly when requested by the Corporation, sufficient funds to meet the requirements of such withholding; and the Corporation shall be entitled to take and authorize such steps as it may deem advisable to make such funds available to the Corporation out of any funds or property due or to become due to the Holder.

        The Holder shall not be entitled to any rights as a stockholder of the Corporation with respect to any Shares subject to the Option until he shall have become the beneficial owner of such Shares.

        Nothing contained herein shall be construed as limiting any right which the Corporation or any subsidiary of the Corporation may have to terminate at an y time, with or without cause, the service of the Holder to the Corporation or any such subsidiary.

        Before issuing and delivering any Shares to the Holder, upon the exercise of the Option, the Committee may (i) require the Holder to deliver a written representation that the Shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such Shares, or (ii) condition the exercise of the Option or the issuance and delivery of Shares upon the listing, registration or qualification of the Shares covered by the Option upon any securities exchange or under any state or Federal law or upon the consent or approval of any governmental regulatory body and any such listing, registration, qualification, consent or approval shall be free of any conditions not acceptable to the Committee.
        The Committee, with the consent of the Holder, may amend at any time or from time to time, the terms and conditions of the Option and this Stock Option Grant. The Committee may at any time or from time to time, in its discretion,

Form 10-K 1995                          Stone & Webster, Incorporated

accelerate the time or times at which the Option may be exercised to an earlier time or times.

        Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Corporation, any officer of the Corporation, the Board of Directors or any member thereof, or the Committee or any member thereof, at the Corporation's offices at 250 West 34th Street, New York, New York 10119, or at such other address as the Corporation, or any other such person, by notice to the Holder, may designate in writing from time to time; to the holder, at the address shown below his signature on this Stock Option Grant, or at such other address as the Holder, by notice to the Corporation, may designate in writing from time to time. Notices shall be effective upon receipt.

        The Option and this Stock Option Grant are issued pursuant to, and are subject to all of the terms and conditions of, the Plan, the terms, conditions and definitions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below.

        Unless otherwise indicated to the contrary herein, defined terms used in the Stock Option Grant shall have the meaning as used in the Plan.

        WITNESS, the seal of the Corporation and the signatures of this Corporation's duly authorized officers and the Holder.


Dated:  February 12, 1996

                            STONE & WEBSTER, INCORPORATED



                            By:

ATTEST:

By:


ACCEPTED:

By:
        H. Kerner Smith
        Holder
        48 Carriage Way
        Sudbury, Massachusetts 01776

Form 10-K 1995                          Stone & Webster, Incorporated



FOR USE BY HOLDER                           FOR CORPORATION USE ONLY

        Purchase                         Number      Unexercised
        Price      Signature             of Shares   Portion of
Date    Herewith   of Holder  Date       Issued      Option          Countersign

Form 10-K 1995                          Stone & Webster, Incorporated

Exhibit (10) (e) (ii)



           CHANGE OF CONTROL EMPLOYMENT AGREEMENT

             AGREEMENT by and between STONE & WEBSTER,
INCORPORATED, a Delaware corporation (the "Company"), and H. KERNER
SMITH (the "Executive"), dated as of February 12, 1996 (this "Agreement").

             The Board of Directors of the Company (the "Board"), has determined that it is in the best interests of the Company and its shareholders to assure that the Company will have the continued dedication of the Executive, notwithstanding the possibility, threat or occurrence of a Change of Control (a s defined below) of the Company. The Board believes it is imperative to diminish the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Executive's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Executive with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Executive will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement simultaneously with the execution and delivery of an Employment Agreement, dated as of the date hereof (the "Employment Agreement"), which provides for the terms of the Company's employment of the Executive until the Effective Date (as defined below) of this Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.      Certain Definitions.

        (a) The "Effective Date" shall mean the first date during the Change of Control Period (as defined in Section 1(b)) on which a Change of Control (as defined in Section 2) occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or anticipation of a Change of Control, then for all purposes of this Agreement the "Effective Date" shall mean the date immediately prior to the date of such termination of employment.

             (b) The "Change of Control Period" shall mean the period commencing on the date hereof and ending on the third anniversary of the date

Form 10-K 1995                          Stone & Webster, Incorporated

hereof; provided, however, that commencing on the date one year after the date hereof, and on each annual anniversary of such date (such date and each annual anniversary thereof shall be hereinafter referred to as the "Renewal Date"), unless previously terminated, the Change of Control Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 60 days prior to the Renewal Date the Company shall give notice to the Executive that the Change of Control Period shall not be so extended.

2.      Change of Control.

             For the purpose of this Agreement, a "Change of Control" shall mean:

             (a) The beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by any individual, entity or group (within the meaning of Section 13(d)
(3) or 14(d)(2) of the Exchange Act) (a "Person") of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a),the following accumulations and acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition or accumulation by the Company, (iii) any acquisition or accumulation by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition or accumulation by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2, or (v) the beneficial ownership of 20% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities by a Person if such beneficial ownership occurs solely because (x) of a change in the aggregate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities since the last date on which such Person acquired beneficial ownership of any Outstanding Company Common Stock or Outstanding Company Voting Securities or (y) such Person acquired such beneficial ownership in the good faith belief that such acquisition would not cause such beneficial ownership to equal or exceed 20% of the Outstanding Company Common Stock or Outstanding Company Voting Securities then outstanding and such Person relied in good faith in computing the percentage of its beneficial ownership on publicly filed reports or documents of the Company which are inaccurate or out-of-date; or
            (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a

Form 10-K 1995                          Stone & Webster, Incorporated

member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies by or on behalf of a Person other than the Board; or

             (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock, or the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination, except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding clause (v) of subsection (a) of this Section 2, if any Person whose beneficial ownership is not a Change of Control due to such clause (v) does not reduce such Person's percentage of beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities to less than 20% by the close of business on the fifth business day after notice from the Company (the date of notice being the first day) that such Person's beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities equals or exceeds 20%, such Person's beneficial ownership shall be a Change of Control at the end of such five business day period (and such clause
(v) shall no longer apply);

Form 10-K 1995                          Stone & Webster, Incorporated


provided, however, that if such Person asserts in writing to the Company by the end of such five business day period that a reduction in such Person's percentage of beneficial ownership would subject such reduction to the operation of Section 16(b) of the Exchange Act ("Section 16(b)") the period of time during which the beneficial ownership of such Person must be reduced to less than 20% so as not to constitute a Change in Control shall be extended to the date that is the third business day immediately following the date which is the earlier of (i) six (6) months following the receipt by such Person of the notice from the Company of beneficial ownership of 20% or more or (ii) the date upon which such reduction would no longer be subject to Section 16(b). For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by the Board, acting by a vote of those directors of the Company who, at such time, shall constitute the Incumbent Board.

3.      Employment Period.

        The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the period commencing on the Effective Date and ending on the third anniversary of such date (the "Employment Period").

4.      Terms of Employment.

             (a) Position and Duties.

             (i) During the Employment Period, (A) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 120-day period immediately preceding the Effective Date and (B) the Executive's services shall be performed at the location where the Executive was performing services immediately preceding the Effective Date or any office or location less than 35 miles from such location.

             (ii) During the Employment Period, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic or charitable boards or committees, (B) deliver lectures, fulfill speaking engagements or teach at educational

Form 10-K 1995                     Stone & Webster, Incorporated

        institutions, (C) manage personal investments and (D) engage in activities permitted under Section 2(d) of the Employment Agreement, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

             (b) Compensation.

             (i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary ("Annual Base Salary"), which shall be paid at a monthly rate, at least equal to twelve times the highest monthly base salary paid or payable, including any base salary which has been earned but deferred, to the Executive by the Company and its affiliated companies in respect of the twelve-month period immediately preceding the month in which the Effective Date occurs. During the Employment Period, the Annual Base Salary shall be reviewed no more than 12 months after the last salary increase awarded to the Executive prior to the Effective Date and thereafter at least annually. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase and the term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased. As used in this Agreement, the term
        "affiliated companies" shall include any company controlled by, controlling or under common control with the Company.

             (ii) Annual Bonus. In addition to Annual Base Salary, the Executive shall be awarded, for each fiscal year ending during the Employment Period, an annual bonus (the "Annual Bonus") in cash at least equal to the Executive's highest bonus under the Employment Agreement or the Company's annual contingent (or incentive) compensation plans or any comparable bonus under any predecessor or successor plan, for the last three full fiscal years prior to the Effective Date (annualized in the event that the Executive was not employed by the Company for the whole of such fiscal year) (the "Recent
Annual Bonus").   Each such Annual Bonus shall be paid no later than the end of the third month of the fiscal year next following the fiscal year for which the Annual Bonus is awarded, unless the Executive shall elect to defer the receipt of such Annual Bonus.

             (iii) Incentive, Savings and Retirement Plans. During the Employment Period, the Executive shall be entitled to participate in all incentive,

Form 10-K 1995                          Stone & Webster, Incorporated

savings and retirement plans, practices, policies and programs applicable genera lly to other peer executives of the Company and its affiliated companies (inclu ding, but not limited to, the Company's Restricted Stock Plan, Employee Investme nt Plan, Employee Stock Ownership Plan, Payroll-based Employee Stock Ownership Plan, Employee Retirement Plan, Supplemental Retirement Plan and Stock Option
Plan), but in no event shall such plans, practices, policies and programs provi de the Executive with incentive opportunities (measured with respect to both reg ular and special incentive opportunities, to the extent, if any, that such disti nction is applicable), savings opportunities and retirement benefit opportuniti es, in each case, less favorable in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive un der such plans, practices, policies and programs as in effect at any time during the 120-day period immediately preceding the Effective Date or if more favorable to the Executive, those provided generally at any time after the Effective Date to other peer executives of the Company and its affiliated companies.

             (iv) Welfare Benefit Plans. During the Employment Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, employee life (and, if applicable, supplemental term life insurance), group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at any time after the Effective Date to the other peer executives of the Company and its affiliated companies.

             (v) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

             (vi) Fringe Benefits.  During the Employment Period, the
Executive shall be entitled to fringe benefits, including, without limitation, tax and financial planning services, payment of club dues, and, if applicable, use of an automobile and payment of related expenses, in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the 120-day period immediately preceding

Form 10-K 1995                          Stone & Webster, Incorporated

the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

             (vii) Office and Support Staff. During the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

             (viii) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies.

5.      Termination of Employment.

             (a) Death or Disability. The Executive's employment shall terminate automatically upon the Executive's death during the Employment
Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 12(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative.

             (b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

             (i) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its

Form 10-K 1995                          Stone & Webster, Incorporated

        affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Board or Chief Executive Officer believes that the Executive has not substantially performed the Executive's duties, or

             (ii) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board (or, if applicable, upon the instructions of the Chief Executive Officer or a senior officer of the Company) or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. Anything in this Section 5(b) or elsewhere in this Agreement to the contrary notwithstanding, the employment of the Executive shall in no event be considered to have been terminated by the Company for Cause if termination of the Executive's employment took place (a) as the result of bad judgment or negligence on the part of the Executive, or (b) as the result of an act or omission without the intent of gaining therefrom directly or indirectly a profit to which the Executive was not legally entitled, or (c) because of an act or omission believed by the Executive in good faith to have been in or not opposed to the interests of the Company, or (d) for any act or omission in respect of which a determination could properly be made that the Executive met the applicable standard of conduct prescribed for indemnification or reimbursement or payment of expenses under the By-laws of the Company or the laws of the State of Delaware or the directors' and officers' liability insurance of the Company, in each case as in effect at the time of such act or omission, or (e) as the result of an act or omission which occurred more than twelve calendar months prior to the Executive's having been given notice of the termination of the Executive's employment for such act or omission unless the commission of such act or such omission could not at the time of such commission or omission have been known to a member of the Board (other than the Executive, if the Executive is then a member of the Board), in which case more than twelve calendar months from the date that the commission of such act or such omission was or could reasonably have been so known, or (f) as the result of a continuing course of action which commenced and was or could reasonably have been known to a member of the Board (other than the Executive) more than twelve calendar months prior to notice having been given to the Executive of the termination of the Executive's employment.

             The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph
(i) or (ii) above, and specifying the particulars thereof in detail.
                                    8

Form 10-K 1995                          Stone & Webster, Incorporated

             (c) Good Reason. The Executive's employment may be terminated by the Executive for Good Reason.

             (i) For purposes of this Agreement, "Good Reason" shall mean the following involuntary circumstances:

             A. the assignment to the Executive of any duties inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 4(a) of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

             B. any failure by the Company to comply with any of the provisions of Section 4(b) of this Agreement, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

             C. the Company's requiring the Executive to be based at any office or location other than as provided in Section 4(a)(i)(B) hereof or to relocate his personal residence or the Company's requiring the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Effective Date;

             D. any purported termination by the Company of the Executive's employment otherwise than as expressly permitted by this Agreement; or

             E.   any failure by the Company to comply with and satisfy
Section 11(c) of this Agreement.

For purposes of this Section 5(c)(i), any good faith determination of "Good Reason" made by the Executive shall be conclusive.

Form 10-K 1995                          Stone & Webster, Incorporated

             (ii) For purposes of this Agreement, "Good Reason" shall also mean the following voluntary circumstance: Anything in this Agreement to the contrary notwithstanding, a termination by the Executive for any reason during the 30-day period immediately following the first anniversary of the Effective Date shall be deemed to be a termination for Good Reason for all purposes of this Agreement.

             (d) Notice of Termination. Any termination by the Company for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and
(iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

             (e) Date of Termination. "Date of Termination" means (i) if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

6.      Obligations of the Company upon Termination.

             (a) Good Reason; Other Than for Cause, Death or Disability.

             (i) If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause or Disability or the Executive shall terminate employment for Good Reason as defined in Section 5(c)
(i) of this Agreement, then, subject to the provisions of Section 9 of this
Agreement:
              A. the Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the aggregate of the following amounts:

             (1) the sum of (a) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid, (b) the product of (x) the higher of (I) the Recent Annual Bonus and (II) the Annual Bonus paid or payable, including any bonus or portion thereof which has been earned but deferred (and annualized for any fiscal year consisting of less than twelve full months or during which the Executive was employed for less than twelve full months), for the most recently completed fiscal year during the Employment
                                    10

Form 10-K 1995                          Stone & Webster, Incorporated

Period, if any (such higher amount being referred to as the "Highest Annual Bonus") and (y) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365 and (c) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (a), (b), and (c) shall be hereinafter referred to as the "Accrued Obligations"); and

             (2) the amount equal to the product of (a) three and (b) the sum of (x) the Executive's Annual Base Salary and (y) the Highest Annual Bonus; and

             (3) an amount equal to the excess of (a) the actuarial equivalent of the benefit under the Company's qualified defined benefit retirement plan (the "Retirement Plan") (utilizing actuarial assumptions no less favorable to the Executive than those in effect under the Company's Retirement Plan immediately prior to the Effective Date), and any excess or supplemental retirement plan in which the Executive participates pursuant to the Employment Agreement or otherwise (together, the "SERP") which the Executive would receive if the Executive's employment continued for three years after the Date of Termination assuming for this purpose that all accrued benefits are fully vested , and, assuming that the Executive's compensation in each of the three years is that required by Section 4(b)(i) and Section 4(b)(ii), over (b) the actuarial equivalent of the Executive's actual benefit (paid or payable), if any, under the Retirement Plan and the SERP as of the Date of Termination;

             B. for three years after the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(iv) of this Agreement as if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility (but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three years after the Date of Termination and to have retired on the last day of such period;

             C. for three years after the Executive's Date of Termination, the Company shall, at its sole expense as incurred, provide the Executive with outplacement services the scope and provider of which shall be selected by the Executive in the Executive's sole discretion provided, however that the maximum amount of expense to be incurred by the Company pursuant to this Section 6(a)
(i)C in any one calendar year shall not exceed 10% of the Executive's Annual Base Salary; and

Form 10-K 1995                          Stone & Webster, Incorporated

             D. for three years after the Executive's Date of Termination, to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies.

             (ii) If, during the Employment Period, the Executive shall terminate employment for Good Reason as defined in Section 5(c)(ii) of this Agreement, then, subject to the provisions of Section 9 of this Agreement:

             A. the Company shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the Accrued Obligations;

             B. the Company shall pay in thirty-six (36) monthly installments at the end of each month commencing with the month next following the month in which the Date of Termination shall have occurred and continuing for a total of thirty-six monthly payments, an aggregate amount equal to the sum of (1) an amount equal to the product of (x) three (3) and (y) the sum of
(i) the Executive's Annual Base Salary and (ii) the Executive's Highest Annual Bonus and (2) the amount determined by the application of Section 6(a)(i)A(3) above, with the amount of each such monthly installment being such aggregate amount divided by thirty-six (36);

             C. for three years after the Executive's Date of Termination, or such longer period as may be provided by the terms of the appropriate plan, program, practice or policy, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 4(b)(iv) of this Agreement as if the Executive's employment had not been terminated or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer-provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility. For purposes of determining eligibility
(but not the time of commencement of benefits) of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until three years after the Date of Termination and to have retired on the last day of such period;

             D. for three years after the Executive's Date of Termination, the Company shall, at its sole expense as incurred, provide the Executive with outplacement services the scope and provider of which shall be selected by the Executive in the Executive's sole discretion provided, however that the maximum amount of expense to be incurred by the Company pursuant to this Section 6(a)
(ii)D in any one calendar year shall not exceed 10% of the Executive's Annual Base Salary;

             E. for three years after the Executive's Date of Termination, to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy or practice or contract or agreement of the Company and its affiliated
companies; and                      12

Form 10-K 1995                          Stone & Webster, Incorporated

             F. The Company's obligation to make any particular installment payment required by Section 6(a)(ii)B above will be offset, on a dollar for dollar basis, by any of the following amounts (to the extent that they have not theretofore been the basis for an offset) that shall have been received by the Executive since the Executive's Date of Termination (with respect to activities initiated by the Executive after such Date of Termination) and prior to the date on which such installment is due to be paid by the Company: (x) the amount of any cash compensation received by the Executive from another employer employing the Executive after such Date of Termination; (y) the amount of any cash payment received by the Executive as a result of self-employment activities by the Executive initiated by the Executive after such Date of Termination; and
(z) the amount of any employment or self-employment compensation with respect to employment or self-employment of the nature described in clause (x) or (y), respectively, which, although not paid, has been guaranteed to the Executive as of the date of such installment. The Executive agrees (1) to notify the Company promptly upon securing employment or becoming self-employed during any period during which installment payments are payable by the Company pursuant to
Section 6(a)(ii)B above and (2) to furnish the Company written evidence of compensation earned for such employment or self-employment as the Company may from time to time reasonably request.

             (b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations and the timely payment or provision of any amounts or benefits required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company or any of its affiliated companies, including, without limitation, those amounts or benefits to be paid or provided pursuant to the plans, programs, practices, policies, agreements or contracts referred to in Section 4(b)(iii) or (iv) of this Agreement or Section 6 of the Employment Agreement (collectively, the Other Benefits"). Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term "Other Benefits" as utilized in this Section 6(b) shall include, without limitation, and the Executive's estate and/or beneficiaries shall be entitled to receive, benefits at least equal to the most favorable benefits provided by the Company and affiliated companies to the estates and beneficiaries of peer executives of the Company and such affiliated companies under such plans, programs, practices and policies relating to death benefits, if any, as in effect with respect to other peer executives and their beneficiaries at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive's estate and/or the Executive's beneficiaries, as in effect on the date of the Executive's death with respect to other peer executives of the Company and its affiliated companies and their beneficiaries.

             (c) Disability. If the Executive's employment is terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for payment of Accrued Obligations and the timely payment or provision of Other Benefits. Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination. With respect to the provision of Other Benefits, the term "Other Benefits" as utilized in this

Form 10-K 1995                          Stone & Webster, Incorporated

Section 6(c) shall include, and the Executive shall be entitled after the Disability Effective Date to receive, disability and other benefits at least equal to the most favorable of those generally provided by the Company and its affiliated companies to disabled executives and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, as in effect generally with respect to other peer executives and their families at any time during the 120-day period immediately preceding the Effective Date or, if more favorable to the Executive and/or the Executive's family, as in effect at any time thereafter generally with respect to other peer executives of the Company and its affiliated companies and their families.

             (d) Cause; Other than for Good Reason. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive (x) the Executive's Annual Base Salary through the Date of Termination, (y) the amount of any compensation previously deferred by the Executive, and (z) other benefits, in each case to the extent theretofore unpaid. If the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

7.      Nonexclusivity of Rights.

             Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor, subject to Section 12(f), shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any such plan, policy, practice or program of or any such contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

8.      Full Settlement.

             (a) No Set-Off. Except as provided for in Section 6(a)(ii)F, the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others.

             (b) No Mitigation Obligation. The Executive's benefits hereunder shall be considered severance pay in consideration of the Executive's past service, and pay in consideration of the Executive's continued service from the date hereof and in no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided for in Section 6(a)(ii)F, such amounts shall not be reduced whether or not the Executive obtains other employment.

Form 10-K 1995                          Stone & Webster, Incorporated

             (c) Expenses. In order that the purpose of this Agreement not be frustrated, it is the intent of the Company that the Executive not be required to incur the expenses associated with the enforcement of the Executive's rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Executive hereunder, nor be bound to negotiate any settlement of the Executive's rights hereunder under threat of incurring such expenses. Accordingly, if following the Effective Date it should appear to the Executive that the Company has failed to comply with any of its obligations under this Agreement or, if at any time, in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any litigation or other legal action designed to deny, diminish or to recover from, the Executive the benefits intended to be provided to the Executive hereunder, and that the Executive has complied with all of the Executive's obligations under this Agreement, the Company irrevocably authorizes the Executive from time to time to retain counsel of the Executive's choice at the expense of the Company as provided in this Section 8(c), to represent the Executive in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between the Company and such counsel (other than a counsel acting on behalf of the Company in connection with this Agreement), the Company irrevocably consents to the Executive's entering into an attorney-client relationship with such counsel, and in that connection the Company and the Executive agree that a confidential relationship shall exist between the Executive and such counsel. The Company agrees to pay as incurred, to the full extent permitted by law, all costs and expenses which the Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including, without limitation, as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). Included within such costs and expenses shall be the reasonable fees and expenses of counsel selected from time to time by the Executive as hereinabove provided, which fees and expenses shall be paid or reimbursed to the Executive by the Company on a regular, periodic basis upon presentation by the Executive of a statement or statements prepared by such counsel in accordance with its customary practices.

9. Certain Reductions of Payments to the Executive and Certain Additional Payments by the Company.

             (a) (i) Anything in this Agreement to the contrary notwithstanding and except as set forth below, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 9) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code (such excise tax is hereinafter referred to as the "Excise Tax"), then the Payments shall be reduced, in the aggregate, to an amount (the "Reduced Amount") such that the receipt of Payments will not give rise to any Excise Tax, it being the intention of the Company and the Executive that no Payment made pursuant to this Agreement be deemed an "excess parachute payment" pursuant to Section 280G of the Code.

Form 10-K 1995                          Stone & Webster, Incorporated

             (ii) If, notwithstanding the intention of the Company and the Executive that no Payment made pursuant to this Agreement be deemed an "excess parachute payment" pursuant to Section 280G of the Code and that no Excise Tax be payable by the Executive as a result of any Payment and the operation of
Section 9(a)(i) above, it shall be determined that a Payment is subject to the Excise Tax, then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

             (b) Subject to the provisions of Section 9(c), all determinations required to be made under this Section 9, including the computation of the Reduced Amount, whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, shall be made by Coopers & Lybrand L.L.P. or such other certified public accounting firm as may be designated by the Executive (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days of the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Executive shall appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder).
All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 9, shall be paid by the Company to the Executive within five days of the receipt of the Accounting Firm's determination. Any determination by the Accounting Firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made here under. In the event that the Company exhausts its remedies pursuant to Section 9(c) and the Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive.

             (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

Form 10-K 1995                          Stone & Webster, Incorporated

             (i) give the Company any information reasonably requested by the Company relating to such claim,

             (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

             (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

             (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 9(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or to contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

             (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 9(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 9(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 9(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and

Form 10-K 1995                          Stone & Webster, Incorporated

shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

10.     Confidential Information.

             The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained by the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

11.     Successors.

             (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

             (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

             (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

12.      Miscellaneous.

             (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

Form 10-K 1995                          Stone & Webster, Incorporated

             (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive    H. Kerner Smith

                       48 Carriage Way

                       Sudbury, Massachusetts 01776


If to the Company:     Stone & Webster, Incorporated
                       250 West 34th Street
                       New York, New York  10119
                       Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

             (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

             (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

             (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, including, without limitation, the right of the Executive to terminate employment for Good Reason pursuant to Section 5(c)(i)A-E of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

             (f) The Executive and the Company acknowledge that the employment of the Executive by the Company is currently subject to the terms and conditions of the Employment Agreement and, subject to Section 1(a) of this Agreement and the Employment Agreement, the Executive's employment may be terminated by either the Executive or the Company prior to the Effective Date, in which case the Executive shall have no further rights under this Agreement. From and after the Effective Date, except as otherwise specifically provided in the Employment Agreement, this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

             IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.





STONE & WEBSTER, INCORPORATED
             H. KERNER SMITH



By:

Name:
Title:

Form 10-K 1995                          Stone & Webster, Incorporated

Exhibit (10) (e) (iii)

                     STOCK OPTION GRANT

                   (NON-QUALIFIED OPTIONS)

            To Purchase Shares of Common Stock of

                STONE & WEBSTER, INCORPORATED


        THIS CERTIFIES that on February 12, 1996 (the "Date of Grant"), H. Kerner Smith (the "Holder") was granted an option (the "Option") to purchase all or any part of One Hundred Thousand (100,000) fully paid and non-assessable shares (the "Shares") of Common Stock (the "Common Stock"), par value $1.00 per share, of Stone & Webster, Incorporated, a Delaware corporation (the "Corporation"), at an exercise price of $34.875 per Share (the "Exercise Price"), upon and subject to the terms and conditions of the 1995 Stock Option Plan of Stone & Webster, Incorporated (the "Plan") and subject to the following provisions.

        The Option and this Stock Option Grant shall not be treated as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        This Option may be exercised, in whole or in part, from time to time, during the period beginning on the Date of Grant and ending on February 11, 2006 (the "Expiration Date").

        To the extent that the Option shall not have been exercised in full prior to the Expiration Date, the Option shall immediately terminate on the Expiration Date and become void and of no further force or effect.

        All or any part of the Option then exercisable shall terminate (i) at the time the Holder's employment is terminated if the Holder's employment is terminated because he is discharged for fraud, theft or embezzlement committed against the Corporation or a subsidiary, affiliated entity or customer of the Corporation, or for conflict of interest (other than legitimate competition), (ii) at the expiration of a period of one year after the Holder's death (but in no event later than the Expiration
Date) if the Holder's employment is terminated by reason of his death,
(iii) unless it is otherwise specifically provided herein, in the event of the Holder's retirement or disability, at the expiration of a period of three years after the Holder's employment is terminated because of retirement under the Employee Retirement Plan of Stone & Webster, Incorporated and Participating Subsidiaries or any successor plan thereto or disability (but in no event later than the Expiration Date), or (iv) at the expiration of a period of three months after the Holder's employment is terminated (but in no event later than the Expiration Date) if the Holder's employment is terminated for any reason other than the reasons specified in clauses (i) through (iii) above.

Form 10-K 1995                          Stone & Webster, Incorporated

        If prior to the complete exercise of the Option, the outstanding Shares of Common Stock are changed into or exchanged for a different number or kind of shares of the Corporation or other securities of the Corporation by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of Shares subject to the Option, to the end that after such event the Shares subject to the Option shall be maintained as if the Holder had exercised the Option before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the Option or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding -off of share quantities or prices) and with any necessary corresponding adjustment in the Exercise Price.

        The Option and all rights granted hereunder shall be non-transferable unless by will or by the laws of descent and distribution, and during the lifetime of the Holder, the Option shall be exercisable only by the Holder. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, the Option or any right granted hereunder, contrary to the provisions of the Plan, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt.

        The Option shall be exercised by the delivery of a written notice duly signed by the Holder, together with this Stock Option Grant, and the full purchase price of the Shares purchased pursuant to the exercise of the Option, including any required withholding tax, to the Secretary of the Corporation or such other officer of the Corporation appointed for the purpose of receiving the same. The Option may not be exercised at any time when such Option, or the exercise thereof, may result in the violation of any state or Federal law or of the rules or regulations of any governmental regulatory body.

        Payment for the Shares purchased pursuant to the exercise of the Option shall be made in full to the Corporation at the time of the exercise of the Option by any one or more of the following methods: (i) in cash (including check, bank draft or money order), (ii) by delivery of other Shares of Common Stock (which Shares shall be endorsed in blank or accompanied by executed stock powers with signatures guaranteed by a recognized financial institution or a member of a national securities exchange), (iii) by delivery of any combination of cash and such other Shares, and (iv) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds to the Corporation to pay for the full purchase price of the Shares and applicable withholding taxes. If any such other Shares of Common Stock delivered as provided above were acquired through the previous exercise of any Option granted to the Holder under the Plan, such Shares must have been held for at least six months prior to such delivery.

        If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall cause to be delivered to the person entitled thereto a new Stock Option Grant in replacement of this Stock Option Grant, if surrendered at the time of the exercise of the Option,

Form 10-K 1995                          Stone & Webster, Incorporated

indicating the number of Shares with respect to which the Option remains available for exercise, or this Stock Option Grant shall be endorsed to give effect to the partial exercise of the Option.

        In the event that the Holder elects to exercise the Option or any part thereof, and if the Corporation shall be required to withhold any amounts by reason of any Federal, state or local tax laws, rules or regulations with respect to the issuance of Shares to the Holder pursuant to the Option, the Corporation shall be entitled to deduct and withhold such amounts from any payments to be made to the Holder. In any event, the Holder shall make available to the Corporation, promptly when requested by the Corporation, sufficient funds to meet the requirements of such withholding; and the Corporation shall be entitled to take and authorize such steps as it may deem advisable to make such funds available to the Corporation out of any funds or property due or to become due to the Holder.

        The Holder shall not be entitled to any rights as a stockholder of the Corporation with respect to any Shares subject to the Option until he shall have become the beneficial owner of such Shares.

        Nothing contained herein shall be construed as limiting any right which the Corporation or any subsidiary of the Corporation may have to terminate at any time, with or without cause, the service of the Holder to the Corporation or any such subsidiary.

        Before issuing and delivering any Shares to the Holder, upon the exercise of the Option, the Committee may (i) require the Holder to deliver a written representation that the Shares being purchased are being acquired for investment and not with a view to, or for resale in connection with, any distribution of such Shares, or (ii) condition the exercise of the Option or the issuance and delivery of Shares upon the listing, registration or qualification of the Shares covered by the Option upon any securities exchange or under any state or Federal law or upon the consent or approval of any governmental regulatory body and any such listing, registration, qualification, consent or approval shall be free of any conditions not acceptable to the Committee.

        The Committee, with the consent of the Holder, may amend at any time or from time to time, the terms and conditions of the Option and this Stock Option Grant. The Committee may at any time or from time to time, in its discretion, accelerate the time or times at which the Option may be exercised to an earlier time or times.

        Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, addressed as follows: to the Corporation, any officer of the Corporation, the Board of Directors or any member thereof, or the Committee or any member thereof, at the Corporation's offices at 250 West 34th Street, New York, New York 10119, or at such other address as the Corporation, or any other such person, by notice to the Holder, may designate in writing from time to time; to the holder, at the address shown below his signature on this Stock Option Grant, or at such other address as the Holder, by notice to the Corporation, may designate in writing from time to time.
Notices shall be effective upon receipt.

Form 10-K 1995                          Stone & Webster, Incorporated

        The Option and this Stock Option Grant are issued pursuant to, and are subject to all of the terms and conditions of, the Plan, the terms, conditions and definitions of which are hereby incorporated as though set forth at length, and the receipt of a copy of which the Holder hereby acknowledges by his signature below.

        Unless otherwise indicated to the contrary herein, defined terms used in the Stock Option Grant shall have the meaning as used in the Plan.

        WITNESS, the seal of the Corporation and the signatures of this Corporation's duly authorized officers and the Holder.


Dated:  February 12, 1996

                            STONE & WEBSTER, INCORPORATED



                            By:

ATTEST:

By:


ACCEPTED:

By:
        H. Kerner Smith
        Holder
        48 Carriage Way
        Sudbury, Massachusetts 01776

Form 10-K 1995                          Stone & Webster, Incorporated

FOR USE BY HOLDER                                    FOR CORPORATION USE ONLY
           Purchase                       Number      Unexercised
Date       Price      Signature           of Shares   Portion of
           Herewith   of Holder   Date    Issued      Option      Countersign